SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                         ______________________________

                                   FORM 8-K/A
                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 15, 1996

               ______________________________

                      Healthcare Realty Trust Incorporated
             (Exact Name of Registrant as Specified in Its Charter)

   Maryland                     1-11852                     62-1507028
(State or Other            (Commission File              (I.R.S.  Employer
Jurisdiction of                 Number)                    Identification
Incorporation)                                                Number)

          3310 West End Avenue
          Fourth Floor
          Nashville,Tennessee                      37203
   (Address of Principal  Executive Offices)     (Zip Code)

                         (615) 269-8175
        (Registrant's Telephone Number,including Area Code)

                         Not Applicable
                         (Former Name)

Item 7.  Financial Statements, Pro Forma Information and Exhibits

     The Registrant hereby amends Item 7 to include the financial statements required by Form 8-K for the acquisition reported on in Item 2 of the Current Report filed on November 15, 1996.

(a)  Financial  Statements  of  Businesses Acquired

     An audited statement of revenue and certain expenses of the properties of Lewis-Gale Building Corporation for the year ended June 30, 1996 is filed as a part of this report. These properties were described in Item 2 of Form 8-K filed by the Registrant on November 15, 1996.

     An unaudited statement of revenue and certain expenses of the properties of Lewis-Gale Building Corporation for the three months ended September 30, 1996 is filed as a part of this report. These properties were described in Item 2 of Form 8-K filed by the Registrant on November 15, 1996.

(b) Pro Forma Information

     An unaudited condensed consolidated balance sheet as of September 30, 1996 that includes the Registrants properties described in Item 2 of Form 8-K filed on November 15, 1996 is filed as a part of this report.

     Unaudited condensed consolidated statements of income for the nine months ended September 30, 1996 and the year ended December 31, 1995 that include the Registrants properties described in Item 2 of Form 8-K filed on November 15, 1996 are filed as parts of this report.

 (c) Exhibits

                                  Exhibit Index

EXHIBIT NO.       DESCRIPTION                                         PAGE

   23             Consent of Brown, Edwards & Company, L.L.P.         EX1

                          INDEPENDENT AUDITORS REPORT



To the Stockholders
Healthcare Realty Trust Incorporated
Nashville, Tennessee


     We have audited the accompanying statement of revenue and certain expenses of Lewis-Gale Building Corporation as described in Note 1 for the year ended June 30, 1996. This statement of revenue and certain expenses is the
responsibility   of   Lewis-Gale   Building   Corporations   management.    Our
responsibility is to express an opinion on this statement of revenue and certain expenses based on our audit.
     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenue and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenue and certain expenses. We believe that our audit of the statement of revenue and certain expenses provides a reasonable basis for our opinion.
     The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Form 8-K/A of Healthcare Realty Trust Incorporated and is not intended to be a complete presentation of Lewis-Gale Building Corporations revenue and expenses.
     In our opinion, the statement of revenue and certain expenses referred to above presents fairly, in all material respects, the revenue and certain expenses of Lewis-Gale Building Corporation for the year ended June 30, 1996 in conformity with generally accepted accounting principles.

                                           /s/  BROWN, EDWARDS & COMPANY, L.L.P.
                                                CERTIFIED PUBLIC ACCOUNTANTS

Roanoke, Virginia
August 9, 1996

                                           LEWIS-GALE BUILDING CORPORATION

                                     STATEMENTS OF REVENUE AND CERTAIN EXPENSES
                                      Year Ended June 30, 1996 and Period from
                                         July 1, 1996 to September 30, 1996

                                                                                                    PERIOD FROM
                                                                                                  JULY 1, 1996
                                                                                                   TO SEPTEMBER
                                                                          YEAR ENDED                 30, 1996
                                                                        JUNE 30, 1996               (UNAUDITED)
                                                                    --------------------      --------------------

REVENUE:
  Rental income:
     Lewis-Gale Clinic, Inc., a related party                               $ 3,848,172               $   962,043
     Others                                                                     866,075                   242,356
  Investment income                                                                                        37,902
                                                                                 46,647
                                                                    --------------------      --------------------

          Total revenue                                                       4,760,894                 1,242,301
                                                                    --------------------      --------------------

CERTAIN EXPENSES:
  Maintenance                                                                   118,919                    26,730
  Taxes and licenses                                                            286,993                    35,870
  Utilities                                                                     119,776                    23,959
  Other                                                                                                     1,934
                                                                                  1,347
                                                                    --------------------      --------------------

          Total certain expenses                                                527,035                    88,493
                                                                    --------------------      --------------------

          Revenue in excess of certain expenses                             $ 4,233,859               $ 1,153,808
                                                                    ====================      ====================

See accompanying notes.

                         LEWIS-GALE BUILDING CORPORATION

                          NOTES TO FINANCIAL STATEMENTS
                                  JUNE 30, 1996


1.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


Basis of Presentation

     The accompanying statements of revenue and certain expenses relate to the operations of Lewis-Gale Building Corporation (the Corporation), which merged with and into HRT of Roanoke, Inc., a Virginia corporation and wholly-owned subsidiary of Healthcare Realty Trust Incorporated, on November 15, 1996. The statements were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. The statements are not representative of the actual operations of Lewis-Gale Building Corporation for the periods presented nor indicative of future operations as certain expenses, primarily consisting of interest expense, depreciation, management fees, professional services and income taxes, have been excluded.

Revenue Recognition

     The Corporation leases real property to various lessees, primarily to Lewis-Gale Clinic, Inc., and recognizes minimum base rentals as revenue over the terms of the operating leases. Most leases require the lessor to pay real estate taxes and the lessee to pay all other operating costs.

Capitalization of Construction Costs

     Costs of construction, interest and property taxes are capitalized in connection with major construction. The construction period interest and property taxes are recorded as part of the cost of the asset to which they relate.

Interim Statement

     The interim financial data for the period from July 1, 1996 to September 30, 1996 is unaudited; however, in the opinion of the Corporations management, the interim data includes all adjustments, consisting only of normal recurring adjustments, necessary for a fair statement of the results of the interim period. The results of the period presented are not necessarily indicative of the results for the full year.

                         LEWIS-GALE BUILDING CORPORATION

                                  JUNE 30, 1996


2.       FUTURE MINIMUM RENTAL INCOME


     The Corporation leases real property to various lessees, primarily Lewis-Gale Clinic, Inc. All leases with Lewis-Gale Clinic, Inc. are for a term of 12 months or less. Future minimum lease payments required under all noncancelable operating leases as of June 30, 1996 are as follows:



3.       SUBSEQUENT EVENTS


     In November 1996, the Corporation paid a dividend of $5.8 million to its shareholders. This dividend completely distributed all current and accumulated earnings and profits. Subsequent to this distribution, the Corporation merged with and into HRT of Roanoke, Inc., a Virginia corporation and wholly-owned
subsidiary   of   Healthcare   Realty   Trust   Incorporated,   in  a   tax-free
reorganization.

     Also in November 1996, Lewis-Gale Clinic, Inc., the Corporations primary lessee, sold its operating assets to PhyCor, Inc., which succeeded to its predecessors leases with the Corporation.

                         LEWIS-GALE BUILDING CORPORATION

                   NOTES TO FINANCIAL STATEMENTS  CONTINUED
                                  JUNE 30, 1996


4. PRO FORMA TAXABLE OPERATING RESULTS, FUNDS FROM OPERATIONS, AND CASH AVAILABLE FOR DISTRIBUTION UNAUDITED


     The following pro forma table reflects the taxable operating results and funds from operations of the properties of Lewis-Gale Building Corporation for the twelve months ended June 30, 1996 including such adjustments as can be factually supported. Funds from operations does not represent cash generated from operating activities in accordance with generally accepted accounting principles, is not necessarily indicative of cash available to fund cash needs and should not be considered as an alternative to net income as an indicator of the operating performance of Lewis-Gale Building Corporation or as an alternative to cash flow as a measure of liquidity. This statement does not purport to forecast actual operating results for any period in the future.


Revenues in excess of certain expenses                             $  4,233,859
Less:  Estimated depreciation                                         1,464,873
           Interest expense                                           1,471,403
                                                                 --------------

Pro forma taxable operating results                                $  1,297,583
Add:  Depreciation not requiring the outlay of funds                  1,464,873
                                                                ---------------

Pro forma funds from operations                                    $  2,762,456
Less:  Estimated capital expenditures                                   550,000
                                                               ----------------

Pro forma cash available for distribution                          $  2,212,456
                                                                ===============

     Tax depreciation for buildings is computed using various accelerated and straight-line methods over statutory lives ranging from 14 to 45 years. Estimated capital expenditures is based upon actual capital expenditures for existing properties during the twelve months ended June 30, 1996.

                      HEALTHCARE REALTY TRUST INCORPORATED

                    UNAUDITED PRO FORMA FINANCIAL STATEMENTS

     The following pro forma financial statements are derived from the consolidated financial statements of Healthcare Realty Trust Incorporated (the Historical HR columns) and the financial statements of Lewis-Gale Building Corporation (the Historical Lewis-Gale columns) adjusted to give effect to the merger of Lewis-Gale Building Corporation (the Merger) with and into HRT of Roanoke, Inc., a Virginia corporation and wholly-owned subsidiary of Healthcare Realty Trust Incorporated (collectively with this and other wholly-owned subsidiaries, the Company).
     The pro forma balance sheet as of September 30, 1996 gives effect to the Merger as if such had occurred on that date. The pro forma statements of income for the nine months ended September 30, 1996 and the year ended December 31, 1995 give effect to the Merger, as if such had occurred, and as if the respective Clinic Leases and Non-Clinic Leases (as defined in Item 2 of Form 8-K filed by the Company on November 15, 1996 and referred to hereinafter as the Leases) had been in effect, on January 1, 1995.
     The pro forma financial statements are otherwise based upon available information and assumptions that management believes are reasonable. The pro forma balance sheet does not purport to represent what the Companys financial position would actually have been on September 30, 1996, nor do the pro forma statements of income purport to represent what the Companys results of operations would actually have been for the nine months ended September 30, 1996 or for the year ended December 31, 1995, if the Merger had occurred on January 1, 1995. The pro forma financial statements do not otherwise purport to project the Companys financial position as of any future date or the Companys results of operations for any future period. Differences would result from, among other things, changes in interest rates.
     The pro forma financial statements should be read in conjunction with the financial statements of the Company and related notes thereto, and other financial information pertaining to the Company, including information included herein.

                                 HEALTHCARE REALTY TRUST INCORPORATED

                       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                          SEPTEMBER 30, 1996

                                                   Historical      Historical                       Pro Forma
                                                       HR          Lewis-Gale       Combined       Adjustments         Pro Forma

                                                 --------------- --------------- --------------- ----------------    ---------------
ASSETS
Real estate properties:
     Land                                          $ 43,649,286   $   2,040,539    $ 45,689,825    $   1,768,479 (1)   $ 47,458,304
     Buildings and improvements                     291,199,064      34,777,664     325,976,728        5,476,403 (1)    331,453,131
     Personal property                                3,042,853                       3,042,853                           3,042,853
     Construction in progress                        39,716,995                      39,716,995                0 (1)     39,716,995
                                                 --------------- --------------- --------------- ----------------    ---------------
                                                    377,608,198      36,818,203     414,426,401        7,244,882        421,671,283
Less accumulated depreciation                      (20,731,105)     (9,630,035)    (30,361,140)        9,630,035 (1)   (20,731,105)
                                                 --------------- --------------- --------------- ----------------    ---------------
         Real estate properties, net                356,877,093      27,188,168     384,065,261       16,874,917        400,940,178
Cash and cash equivalents                             1,440,371          47,973       1,488,344         (42,777) (1)      1,445,567
Restricted cash                                         597,000                         597,000                             597,000
Receivables                                           1,499,060          57,959       1,557,019              381 (1)      1,557,400
Deferred costs, net                                   1,246,803         238,812       1,485,615        (238,812) (1)      1,246,803
Other assets                                          6,740,109          72,921       6,813,030        (449,867) (1)      6,363,163
                                                 =============== =============== =============== ================    ===============
         Total assets                              $368,400,436    $ 27,605,833    $396,006,269     $ 16,143,842       $412,150,111
                                                 =============== =============== =============== ================    ===============

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
     Notes and bonds payable                        129,155,000      19,418,773     148,573,773        5,232,333 (1)    153,806,106
     Security deposits payable                        4,172,490                       4,172,490                           4,172,490
     Accounts payable and accrued liabilities         3,255,730       2,207,103       5,462,833          816,666 (1)      6,279,499
     Deferred income                                    689,753                         689,753                             689,753
     Commitments and contingencies                            0                               0                                   0
                                                 --------------- --------------- --------------- ----------------    ---------------
         Total liabilities                          137,272,973      21,625,876     158,898,849        6,048,999        164,947,848
                                                 --------------- --------------- --------------- ----------------    ---------------
Stockholders' equity:
     Preferred stock, $.01 par value                          0                               0                                   0
     Common stock, $.01 par value                       132,012         277,650         409,662        (270,773) (1)        138,889
     Additional paid-in capital                     248,451,336       1,397,614     249,848,950       14,670,309 (1)    264,519,259
     Deferred compensation                          (4,663,927)                     (4,663,927)                         (4,663,927)
     Cumulative net income                           52,547,589       4,304,693      56,852,282      (4,304,693) (1)     52,547,589
     Cumulative dividends                          (65,339,547)                    (65,339,547)                        (65,339,547)
                                                 --------------- --------------- --------------- ----------------    ---------------
         Total stockholders' equity                 231,127,463       5,979,957     237,107,420       10,094,843        247,202,263
                                                 --------------- --------------- --------------- ----------------    ---------------
         Total liabilities and stockholders'       $368,400,436    $ 27,605,833    $396,006,269     $ 16,143,842       $412,150,111
         equity

                                                 =============== =============== =============== ================    ===============

                              HEALTHCARE REALTY TRUST INCORPORATED

                  UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                              NINE MONTHS ENDED SEPTEMBER 30, 1996

                                                   Historical      Historical                       Pro Forma
                                                       HR          Lewis-Gale       Combined       Adjustments         Pro Forma

                                                 --------------- --------------- --------------- ----------------    ---------------
REVENUES:
     Gross rental income                             $        0      $        0      $        0      $ 5,176,594 (2)  $   5,176,594
     Net rental income                               26,020,223       3,553,917      29,574,140      (3,553,917) (2)     26,020,223
     Management fees                                    881,938                         881,938                0            881,938
     Interest and other income                          725,307          46,635         771,942         (46,635) (3)        725,307
                                                 --------------- ---------------  --------------  ---------------    --------------
                                                 --------------- --------------- --------------- ----------------    ---------------
                                                     27,627,468       3,600,552      31,228,020        1,576,042         32,804,062
                                                 --------------- --------------- --------------- ----------------    ---------------
EXPENSES:
     Property operating                                       0               0               0        1,428,931 (2)      1,428,931
     General and administrative                       1,566,186       1,087,129       2,653,315      (1,087,129) (4)      1,566,186
     Interest                                         4,946,790       1,036,698       5,983,488          164,669 (5)      6,148,157
     Depreciation                                     6,239,214       1,057,004       7,296,218        (283,994) (6)      7,012,224
     Amortization                                       250,927                         250,927                0            250,927
                                                 --------------- --------------- --------------- ----------------    ---------------
                                                     13,003,117       3,180,831      16,183,948          222,477         16,406,425
                                                 --------------- --------------- --------------- ----------------    ---------------

NET INCOME                                         $ 14,624,351      $  419,721    $ 15,044,072    $   1,353,565       $ 16,397,637

                                                 =============== =============== =============== ================    ===============

NET INCOME PER SHARE                               $       1.11                                    $        1.97       $       1.18
                                                 ===============                                 ================    ===============

FUNDS FROM OPERATIONS                              $ 20,602,529   $   1,476,725    $ 22,079,254    $   1,069,571 (7)   $ 23,148,825
                                                 =============== =============== =============== ================    ===============

FUNDS FROM OPERATIONS PER SHARE                    $       1.57                                                        $       1.67

                                                 ===============                                                     ===============

AVERAGE SHARES OUTSTANDING                           13,155,689                      13,155,689          687,717 (8)     13,843,406
                                                 ===============                 =============== ================    ===============

                                       10

                             HEALTHCARE REALTY TRUST INCORPORATED

                 UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                                 YEAR ENDED DECEMBER 31, 1995

                                                   Historical      Historical                       Pro Forma
                                                       HR          Lewis-Gale       Combined       Adjustments         Pro Forma

                                                 --------------- --------------  --------------  ---------------     ---------------
REVENUES:
     Gross rental income                             $        0      $        0      $        0     $  6,902,126 (2)  $   6,902,126
     Net rental income                               32,402,507       4,652,454      37,054,961      (4,652,454) (2)     32,402,507
     Management fees                                    465,766                         465,766                0            465,766
     Interest and other income                          492,888          53,664         546,552         (53,664) (3)        492,888
                                                 --------------- --------------- --------------- ----------------    ---------------
                                                     33,361,161       4,706,118      38,067,279        2,196,008         40,263,287
                                                 --------------- --------------- --------------- ----------------    ---------------
EXPENSES:
     Property operating                                       0               0               0        1,905,242 (2)      1,905,242
     General and administrative                       2,143,505       1,420,183       3,563,688      (1,420,183) (4)      2,143,505
     Interest                                         5,083,172       1,547,953       6,631,125           32,282 (5)      6,663,407
     Depreciation                                     7,567,060       1,226,246       8,793,306        (195,566) (6)      8,597,740
     Amortization                                       309,808                         309,808                0            309,808
                                                 --------------- --------------- --------------- ----------------    ---------------
                                                     15,103,545       4,194,382      19,297,927          321,775         19,619,702
                                                 --------------- --------------- --------------- ----------------    ---------------

NET INCOME                                         $ 18,257,616      $  511,736    $ 18,769,352    $   1,874,233       $ 20,643,585
                                                 =============== =============== =============== ================    ===============

NET INCOME PER SHARE                               $       1.41                                    $        2.73       $       1.51
                                                 ===============                                 ================    ===============

FUNDS FROM OPERATIONS                              $ 25,490,401   $   1,737,982    $ 27,228,383    $   1,678,667 (7)   $ 28,907,050
                                                 =============== =============== =============== ================    ===============

FUNDS FROM OPERATIONS PER SHARE                    $       1.97                                                            $   2.12
                                                 ===============                                                     ===============

AVERAGE SHARES OUTSTANDING                           12,967,132                      12,967,132          687,717 (8)     13,654,849
                                                 ===============                 =============== ================    ===============

                                       11

                      HEALTHCARE REALTY TRUST INCORPORATED


                NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS


BALANCE SHEET


     (1) Adjustment reflects the Merger, including the acquisition of the Lewis-Gale properties, the assumption of bank and other indebtedness, and the issuance of 687,717 Shares of Common Stock in connection therewith, as follows:

                  Lewis-Gale Assets                                      Purchase Price & Other Costs

Land                          $   3,809,018       Bank and other indebtedness             $ 24,651,106
Buildings                        40,254,067       Accounts payable and
Cash and cash equivalents             5,196           accrued liabilities                    3,023,769
Accounts receivable                  58,340       Common Stock                              16,074,800
Other assets                        106,382       Acquisition costs                            483,328
                             ==============                                           ================
                               $ 44,233,003                                               $ 44,233 003
                             ==============                                           ================

STATEMENTS OF INCOME


     (2) Adjustments reflect rental income and expenses of the Lewis-Gale properties calculated under the terms of the Leases, as if such had been in effect on January 1, 1995.

     (3)  Adjustment  reflects  the  reduction  of interest  and other income to
eliminate   investment   earnings  on  funds  invested  by  Lewis-Gale  Building
Corporation which the Company used to reduce indebtedness.

     (4) Adjustment to eliminate the cost of general and administrative functions performed by Lewis-Gale Building Corporation which duplicate functions performed by the Company, the cost of which is already reflected in the Companys historical results of operations.

     (5) Increase interest expense due to increased levels of outstanding indebtedness.

     (6) Adjustment to reflect depreciation of the Lewis-Gale properties using the straight-line method over a 39-year period.

     (7) Adjustment to reflect the effect of the Merger upon funds from operations.

     (8) Adjustment to reflect the issuance of 687,717 Shares of Common Stock in connection with the Merger, as if such Shares were issued on January 1, 1995.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    HEALTHCARE REALTY TRUST INCORPORATED

                                    By:      /s/  ROGER O. WEST
                                    Roger O. West
                                    Executive Vice President and General Counsel


Date:    January 10, 1997

                                       13